UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2004

SUN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-14745	23-2233584
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employee Identification Number)

155 N. 15th Street
Lewisburg, PA 17837
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (570) 523-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c))

Form 8-K

Item 7.01 Regulation FD Disclosure

On September 13, 2004, Omega Financial Corporation and Sun Bancorp issued a joint press release reporting voting results of the special shareholders meetings for each company on September 9, 2004. A copy of the Press Release is being furnished as Exhibit 99.1 to this report and is incorporated into this report by reference.

Item 9.01. Financial Statements and Other Exhibits

(a)          Not applicable.

(b)         Not applicable.

(c)          Exhibits.

99.1                           Press Release, dated September 13, 2004

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2004

Omega Financial Corporation

	By:	/s/ Robert J. McCormack

Name: Robert J. McCormack
Title: President and CEO